Index to Exhibits is on Page 4.
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) JANUARY 13, 1997

                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      OHIO                          1-11593                  31-1199481
----------------                ----------------         -------------------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                     Number)              Identification No.)
 incorporation)


        14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO                43041
      ------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (937) 644-0011


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                               Page 1 of 6 Pages.

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not Applicable.

ITEM 5.     OTHER EVENTS.

     On January 13, 1997, The Scotts Company (the "Registrant") acquired the approximately two-thirds interest in Miracle Holdings Limited ("Miracle Holdings") which the Registrant did not already own. Miracle Holdings owns Miracle Garden Care Limited, a manufacturer and distributor of lawn and garden products in the United Kingdom. The consummation of the acquisition is described in the press release issued on January 13, 1997, which is included herewith as
Exhibit 99.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) - (b)   None required.

            (c)   Exhibits.

EXHIBIT NUMBER            DESCRIPTION                         PAGE NO.
--------------            -----------                         --------

     99          Press Release issued January 13, 1997        5 and 6


ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SCOTTS COMPANY



Date:  January 27, 1997         By: /s/ Charles M. Berger
                                    ______________________________________
                                        Charles M. Berger, Chairman of
                                        the Board, President and
                                        Chief Executive Officer

                                INDEX TO EXHIBITS



EXHIBIT NUMBER            DESCRIPTION                         PAGE NO.
--------------            -----------                         --------

     99          Press Release Issued January 13, 1997        5 and 6